Other Payables and Accrued Expenses	6 Months Ended
Dec. 31, 2025
Other Payables and Accrued Expenses [Abstract]
Other Payables and Accrued Expenses

(15) Other Payables and Accrued Expenses

Components of other payables and accrued expenses are as follows:

	As of June 30,	As of December 31,
	2025	2025
	RMB	RMB
Loan from third parties(i)	-	11,424
Service charge	-	1,067
Payable for acquisition of forest land use right and buildings	-	200
Others	4,957	30
Total	4,957	12,721

(i)

The amount represented interest-free loans of RMB11.4 million from third parties that were formerly related parties of the Company's subsidiary. The loans were unsecured and repayable on demand. RMB3.7 million of the outstanding balance had been settled subsequently, and the remaining balance is expected to be settled within one year.